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                    PROSPECTUS SUPPLEMENT DATED MARCH 15, 2004


HARTFORD HLS FUNDS PROSPECTUS FOR CLASS IA SHARES, DATED MAY 1, 2003, AS SUPPLEMENTED DECEMBER 15, 2003, JANUARY 16, 2004 AND MARCH 1, 2004

HARTFORD HLS FUNDS PROSPECTUS FOR CLASS IA SHARES, DATED MAY 1, 2003, AS SUPPLEMENTED DECEMBER 15, 2003, JANUARY 16, 2004 AND MARCH 1, 2004 (INVESTMENT OPTIONS WITHIN FORTIS VARIABLE INSURANCE PRODUCTS)

HARTFORD HLS FUNDS PROSPECTUS FOR CLASS IB SHARES, DATED MAY 1, 2003, AS SUPPLEMENTED DECEMBER 15, 2003, JANUARY 16, 2004 AND MARCH 1, 2004

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THE HARTFORD MONEY MARKET FUND

Adam Tonkinson, Investment Officer of Hartford Investment Management Company, was named Assistant Portfolio Manager of The Hartford Money Market Fund. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and involved in securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001. Prior to attending graduate school, Mr. Tonkinson was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.